UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2011

Date of reporting period:	January 1, 2011 — June 30, 2011

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

6|30|11

Semiannual report

Putnam VT Equity Income Fund

Putnam INVESTMENTS

Message from the Trustees

Dear Fellow Shareholder:

In early August, equity markets around the world were rocked by indications of slowing economic growth and worsening debt issues in Europe and the United States. Significantly, Standard & Poor’s downgraded U.S. sovereign debt to AA+ from AAA on August 5. While Putnam’s investment team believes the downgrade will have limited immediate impact on the real economy, it is important to recognize that market volatility has risen in the near term.

Long-term investors are wise to seek the counsel of their financial advisors during volatile times and to remember that market volatility historically has served as an opportunity for nimble managers to both guard against risk and pursue new opportunities. We believe that many investment opportunities still exist today, and that Putnam’s active, research-intensive investment approach offers shareholders a potential advantage in this environment.

We would like to thank John A. Hill, who has served as Chairman of the Trustees since 2000 and who continues on as a Trustee, for his service. We are pleased to announce that Jameson A. Baxter is the new Chair, having served as Vice Chair since 2005 and a Trustee since 1994. Ms. Baxter is President of Baxter Associates, Inc., a private investment firm, and Chair of the Mutual Fund Directors Forum. In addition, she serves as Chair Emeritus of the Board of Trustees of Mount Holyoke College, Director of the Adirondack Land Trust, and Trustee of the Nature Conservancy’s Adirondack Chapter.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Performance summary (as of 6/30/11)

Investment objective

Capital growth and current income

Net asset value June 30, 2011

Class IA: $14.41	Class IB: $14.32

Total return at net asset value
			Russell 1000
(as of 6/30/11)	Class IA shares*	Class IB shares*	Value Index

6 months	8.47%	8.35%	5.92%

1 year	34.74	34.34	28.94

5 years	27.76	26.15	5.90
Annualized	5.02	4.76	1.15

Life	91.87	88.05	76.79
Annualized	8.31	8.04	7.23

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: May 1, 2003.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Portfolio holdings and allocations may vary over time. Allocations are represented as a percentage of net assets as of 6/30/11. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes.

Putnam VT Equity Income Fund 1

Report from your fund’s manager

How was the environment for stock investing over the past six months?

It was a strong period for stocks overall, and investors should be pleased, although it was certainly not a smooth ride. Stocks struggled, but stayed resilient through a series of events, including a devastating earthquake, tsunami, and nuclear crisis in Japan; unrest in the Middle East; spiking oil prices; and political turmoil in Europe stemming from ongoing sovereign debt issues. The final two months of the period were among the most volatile, as stocks suffered a six-week decline, followed by a dramatic recovery in late June.

I am pleased to report that the fund’s solid performance was largely the result of our stock selection. With the exception of holdings in a few sectors, most stocks we chose for the portfolio performed well during the period. We are very stock-specific in our investing style, and focus on individual companies more than on broader sector trends or macroeconomic conditions. This active management approach was rewarded over the past six months.

Which holdings contributed positively to performance?

The stock of Discover Financial Services was a top detractor for the fund in 2010, declining as investors grew concerned that new financial regulations might crimp the company’s future profits. We disagreed with those concerns and held on to the stock because we believed the company — whose credit trends were improving — continued to represent an attractive opportunity. The stock was a top contributor to performance for the period.

The same was true for Alliance Data Systems, another financial services company. As consumer confidence and the economy have recovered, our decision to maintain an overweight position in the consumer credit area has paid off.

What are some stocks that held back performance?

The stock of OfficeMax was one of the most significant detractors from performance for the period. We believed this stock was attractively priced and that the company, an office supplies retailer, would benefit from an improved employment picture. However, the stock has struggled as office employment has remained weak, and raw material costs have led to greater-than-anticipated pricing pressures for the industry. We sold our position in OfficeMax before period-end.

Another disappointment has been computer hardware company Hewlett-Packard. The stock has been pressured by an overall decline in personal computer sales as well as rapidly increasing competition from tablet computers. Despite the recent weakness, we believe Hewlett-Packard remains an attractive long-term opportunity, and we still held it in the portfolio at period-end.

As we enter the second half of the fund’s fiscal year, what is your outlook?

Based on recent data, we believe the economic recovery will be tepid but will continue. We are beginning to see signs that corporate profits may have peaked, and we could see some erosion in profitability as the year progresses.

For the fund, we believe there are still many attractive opportunities for value investors in today’s market. In managing the portfolio, we continue to focus on a disciplined investment process that is grounded in fundamental research, disciplined stock selection, careful timing of trades, and constant attention to company fundamentals and stock valuations.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Value stocks may fail to rebound, and the market may not favor value-style investing. Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests. Current and future portfolio holdings are subject to risk.

Your fund’s manager

Portfolio Manager Bartlett R. Geer is a CFA charterholder. He joined Putnam in 2000 and has been in the investment industry since 1981.

Your fund’s manager may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

2 Putnam VT Equity Income Fund

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2011, to June 30, 2011. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 6/30/11		for the 6 months ended 6/30/11

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*	$3.26	$4.55	$3.16	$4.41

Ending value
(after expenses)	$1,084.70	$1,083.50	$1,021.67	$1,020.43

Annualized
expense ratio	0.63%	0.88%	0.63%	0.88%

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/11. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Putnam VT Equity Income Fund 3

The fund’s portfolio 6/30/11 (Unaudited)

COMMON STOCKS (89.8%)*	Shares	Value

Aerospace and defense (3.0%)
General Dynamics Corp.	12,889	$960,488

L-3 Communications Holdings, Inc. S	25,570	2,236,097

Northrop Grumman Corp. S	104,270	7,231,125

Raytheon Co.	35,196	1,754,521

		12,182,231
Airlines (0.3%)
United Continental Holdings, Inc. † S	59,110	1,337,659

		1,337,659
Auto components (1.0%)
Autoliv, Inc. (Sweden) S	11,730	920,219

TRW Automotive Holdings Corp. † S	54,140	3,195,884

		4,116,103
Automobiles (1.0%)
Ford Motor Co. † S	239,300	3,299,947

General Motors Co. † S	27,620	838,543

		4,138,490
Biotechnology (0.1%)
Celgene Corp. †	8,520	513,926

		513,926
Capital markets (4.3%)
Bank of New York Mellon Corp. (The)	79,960	2,048,575

Goldman Sachs Group, Inc. (The)	17,850	2,375,657

Invesco, Ltd.	43,890	1,027,026

State Street Corp.	265,760	11,983,118

		17,434,376
Chemicals (1.3%)
Ashland, Inc. S	60,390	3,902,402

Huntsman Corp.	67,264	1,267,926

		5,170,328
Commercial banks (3.5%)
Comerica, Inc. S	32,890	1,137,007

Popular, Inc. (Puerto Rico) †	393,192	1,085,210

Sterling Bancshares, Inc.	34,080	278,093

U.S. Bancorp	155,400	3,964,254

Wells Fargo & Co.	281,382	7,895,579

		14,360,143
Commercial services and supplies (1.5%)
Avery Dennison Corp.	99,390	3,839,436

R. R. Donnelley & Sons Co.	108,480	2,127,293

		5,966,729
Communications equipment (2.5%)
Cisco Systems, Inc.	401,820	6,272,410

Harris Corp. S	26,930	1,213,466

Qualcomm, Inc.	24,450	1,388,516

Tellabs, Inc. S	232,370	1,071,226

		9,945,618
Computers and peripherals (2.1%)
EMC Corp. † S	43,046	1,185,917

Hewlett-Packard Co.	111,020	4,041,128

SanDisk Corp. † S	78,430	3,254,845

		8,481,890
Consumer finance (3.2%)
Discover Financial Services	492,301	13,169,052

		13,169,052
Containers and packaging (0.8%)
Rock-Tenn Co. Class A	7,260	481,628

Sonoco Products Co. S	77,080	2,739,423

		3,221,051
Diversified financial services (2.3%)
JPMorgan Chase & Co.	231,940	9,495,624

		9,495,624

COMMON STOCKS (89.8%)* cont.	Shares	Value

Diversified telecommunication services (3.7%)
AT&T, Inc. S	404,860	$12,716,653

Verizon Communications, Inc. S	61,330	2,283,316

		14,999,969
Electric utilities (2.0%)
Entergy Corp.	3,710	253,319

NV Energy, Inc.	244,720	3,756,452

Pepco Holdings, Inc. S	218,361	4,286,426

		8,296,197
Electrical equipment (0.5%)
Emerson Electric Co. S	6,230	350,438

Hubbell, Inc. Class B	26,360	1,712,082

		2,062,520
Energy equipment and services (0.9%)
National Oilwell Varco, Inc.	45,540	3,561,683

		3,561,683
Food and staples retail (1.1%)
CVS Caremark Corp.	121,170	4,553,569

		4,553,569
Health-care equipment and supplies (2.3%)
Baxter International, Inc.	57,500	3,432,175

Covidien PLC (Ireland)	56,072	2,984,713

Medtronic, Inc.	78,130	3,010,349

		9,427,237
Health-care providers and services (3.2%)
Aetna, Inc.	104,070	4,588,446

CIGNA Corp.	71,250	3,664,388

Lincare Holdings, Inc. S	54,090	1,583,214

Quest Diagnostics, Inc.	48,620	2,873,442

WellPoint, Inc.	2,650	208,741

		12,918,231
Hotels, restaurants, and leisure (0.1%)
Wyndham Worldwide Corp.	17,310	582,482

		582,482
Household durables (0.7%)
Jarden Corp. S	51,350	1,772,089

Newell Rubbermaid, Inc.	76,830	1,212,377

		2,984,466
Household products (2.3%)
Energizer Holdings, Inc. † S	25,740	1,862,546

Kimberly-Clark Corp.	113,530	7,556,557

		9,419,103
Independent power producers and energy traders (1.0%)
AES Corp. (The) †	326,020	4,153,495

		4,153,495
Industrial conglomerates (1.3%)
Tyco International, Ltd.	104,155	5,148,382

		5,148,382
Insurance (5.3%)
Aflac, Inc.	24,450	1,141,326

Assurant, Inc.	102,210	3,707,157

Assured Guaranty, Ltd. (Bermuda)	96,610	1,575,709

Everest Re Group, Ltd.	13,230	1,081,553

Hartford Financial Services Group, Inc. (The)	218,900	5,772,393

MetLife, Inc.	23,170	1,016,468

PartnerRe, Ltd.	15,090	1,038,947

Prudential Financial, Inc.	57,010	3,625,266

Validus Holdings, Ltd.	90,093	2,788,378

		21,747,197
IT Services (0.7%)
IBM Corp. S	16,538	2,837,094

		2,837,094
Leisure equipment and products (0.8%)
Mattel, Inc.	111,950	3,077,506

		3,077,506

4 Putnam VT Equity Income Fund

COMMON STOCKS (89.8%)* cont.	Shares	Value

Life sciences tools and services (0.2%)
Thermo Fisher Scientific, Inc. †	15,250	$981,948

		981,948
Machinery (2.0%)
Eaton Corp.	14,510	746,540

Ingersoll-Rand PLC	102,830	4,669,510

Parker Hannifin Corp.	29,370	2,635,664

		8,051,714
Media (7.3%)
Comcast Corp. Special Class A	305,670	7,406,384

Interpublic Group of Companies, Inc. (The)	612,900	7,661,250

McGraw-Hill Cos., Inc. (The) S	75,810	3,177,197

Omnicom Group, Inc. S	37,740	1,817,558

Time Warner, Inc. S	182,240	6,628,069

Viacom, Inc. Class B	57,910	2,953,410

		29,643,868
Multi-utilities (0.8%)
Ameren Corp. S	112,120	3,233,541

		3,233,541
Office electronics (0.9%)
Xerox Corp.	363,570	3,784,764

		3,784,764
Oil, gas, and consumable fuels (12.9%)
Apache Corp.	12,630	1,558,416

BP PLC ADR (United Kingdom)	44,870	1,987,292

Chevron Corp. S	193,020	19,850,177

Hess Corp.	550	41,118

Marathon Oil Corp.	64,140	3,378,895

Noble Energy, Inc. S	9,010	807,566

Royal Dutch Shell PLC ADR (United Kingdom)	76,220	5,421,529

Sunoco, Inc. S	49,840	2,078,826

Total SA (France)	295,690	17,122,154

Total SA ADR (France)	10	578

		52,246,551
Paper and forest products (1.1%)
International Paper Co.	147,180	4,388,908

		4,388,908
Personal products (0.1%)
Avon Products, Inc.	11,000	308,000

		308,000
Pharmaceuticals (4.9%)
Abbott Laboratories S	84,370	4,439,549

Johnson & Johnson	3,080	204,882

Pfizer, Inc.	742,180	15,288,908

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	3,350	161,537

		20,094,876
Professional services (0.9%)
Dun & Bradstreet Corp. (The) S	47,230	3,567,754

		3,567,754
Real estate investment trusts (REITs) (1.5%)
Annaly Capital Management, Inc. S	33,470	603,799

Chimera Investment Corp. S	360,900	1,248,714

CreXus Investment Corp.	229,461	2,549,312

MFA Financial, Inc. S	224,020	1,801,121

		6,202,946
Semiconductors and semiconductor equipment (0.8%)
Applied Materials, Inc.	88,391	1,149,967

KLA-Tencor Corp. S	6,930	280,526

Lam Research Corp. †	17,680	782,870

Texas Instruments, Inc.	34,920	1,146,424

		3,359,787

COMMON STOCKS (89.8%)* cont.	Shares	Value

Software (1.0%)
BMC Software, Inc. †	18,700	$1,022,890

CA, Inc.	127,080	2,902,507

		3,925,397
Specialty retail (0.2%)
Best Buy Co., Inc. S	25,620	804,724

		804,724
Tobacco (2.1%)
Philip Morris International, Inc.	125,310	8,366,949

		8,366,949
Wireless telecommunication services (0.3%)
Telephone and Data Systems, Inc.	43,770	1,360,372

		1,360,372

Total common stocks (cost $280,261,125)		$365,624,450

CONVERTIBLE PREFERRED STOCKS (5.5%)*	Shares	Value

Electric utilities (2.7%)
Great Plains Energy, Inc. $6.00 cv. pfd.	73,845	$4,817,648

PPL Corp. $4.75 cv. pfd.	19,438	1,083,669

PPL Corp. $4.375 cv. pfd.	94,328	5,210,679

		11,111,996
Insurance (0.8%)
XL Group PLC $2.688 cv. pfd.	103,700	3,086,112

		3,086,112
IT Services (0.9%)
Unisys Corp. Ser. A, 6.25% cv. pfd.	48,514	3,753,771

		3,753,771
Road and rail (1.1%)
Swift Mandatory Common Exchange Security Trust
144A 6.00% cv. pfd.	347,496	4,582,152

		4,582,152

Total convertible preferred stocks (cost $21,009,783)		$22,534,031

CONVERTIBLE BONDS AND NOTES (3.4%)*	Principal amount	Value

Alliance Data Systems Corp. cv. sr. unsec.
notes 4 3/4s, 2014	$4,895,000	$10,144,888

MGIC Investment Corp. cv. sr. notes 5s, 2017	2,408,000	2,146,130

WESCO International, Inc. cv. company
guaranty sr. unsec. notes 6s, 2029	814,000	1,693,120

Total convertible bonds and notes (cost $9,026,783)		$13,984,138

INVESTMENT COMPANIES (0.8%)*	Shares	Value

Apollo Investment Corp.	259,250	$2,646,934

Ares Capital Corp.	30,390	488,367

Total investment companies (cost $3,079,675)		$3,135,301

SHORT-TERM INVESTMENTS (14.9%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 0.17% [d]	56,955,463	$56,955,463

Putnam Money Market Liquidity Fund 0.04% [e]	3,805,644	3,805,644

Total short-term investments (cost $60,761,107)		$60,761,107

Total investments (cost $374,138,473)		$466,039,027

Putnam VT Equity Income Fund 5

Key to holding’s abbreviations
ADR	American Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2011 through June 30, 2011 (the reporting period).

* Percentages indicated are based on net assets of $407,051,070.

† Non-income-producing security.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

The dates shown on debt obligations are the original maturity dates.

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$45,347,639	$—	$—

Consumer staples	22,647,621	—	—

Energy	55,808,234	—	—

Financials	82,409,338	—	—

Health care	43,936,218	—	—

Industrials	38,316,989	—	—

Information technology	32,334,550	—	—

Materials	12,780,287	—	—

Telecommunication services	16,360,341	—	—

Utilities	15,683,233	—	—

Total common stocks	365,624,450	—	—

Convertible bonds and notes	—	13,984,138	—

Convertible preferred stocks	—	22,534,031	—

Investment Companies	3,135,301	—	—

Short-term investments	3,805,644	56,955,463	—

Totals by level	$372,565,395	$93,473,632	$—

The accompanying notes are an integral part of these financial statements.

6 Putnam VT Equity Income Fund

Statement of assets and liabilities
6/30/11 (Unaudited)

Assets

Investment in securities, at value, including $56,151,128 of securities on loan (Note 1):

Unaffiliated issuers (identified cost $313,377,366)	$405,277,920

Affiliated issuers (identified cost $60,761,107) (Notes 1 and 6)	60,761,107

Cash	49,911

Dividends, interest and other receivables	834,666

Receivable for shares of the fund sold	171,292

Receivable for investments sold	6,348,891

Total assets	473,443,787

Liabilities

Payable for investments purchased	8,938,279

Payable for shares of the fund repurchased	74,871

Payable for compensation of Manager (Note 2)	156,253

Payable for investor servicing fees (Note 2)	22,102

Payable for custodian fees (Note 2)	13,924

Payable for Trustee compensation and expenses (Note 2)	131,938

Payable for administrative services (Note 2)	2,152

Payable for distribution fees (Note 2)	40,797

Collateral on securities loaned, at value (Note 1)	56,955,463

Other accrued expenses	56,938

Total liabilities	66,392,717

Net assets	$407,051,070

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$485,960,976

Undistributed net investment income (Note 1)	3,676,508

Accumulated net realized loss on investments and foreign currency
transactions (Note 1)	(174,486,968)

Net unrealized appreciation of investments	91,900,554

Total — Representing net assets applicable
to capital shares outstanding	$407,051,070

Computation of net asset value Class IA

Net assets	$202,371,792

Number of shares outstanding	14,048,352

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$14.41

Computation of net asset value Class IB

Net assets	$204,679,278

Number of shares outstanding	14,289,069

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$14.32

Statement of operations
Six months ended 6/30/11 (Unaudited)

Investment income

Dividends (net of foreign tax of $90,971)	$5,414,331

Interest (including interest income of $933 from investments in
affiliated issuers) (Note 6)	78,126

Securities lending (Note 1)	77,441

Total investment income	5,569,898

Expenses

Compensation of Manager (Note 2)	973,992

Investor servicing fees (Note 2)	206,745

Custodian fees (Note 2)	10,380

Trustee compensation and expenses (Note 2)	13,725

Administrative services (Note 2)	6,329

Distribution fees — Class IB (Note 2)	255,002

Other	58,991

Total expenses	1,525,164

Expense reduction (Note 2)	(21,334)

Net expenses	1,503,830

Net investment income	4,066,068

Net realized gain on investments (Notes 1 and 3)	28,407,179

Net realized gain on foreign currency transactions (Note 1)	4,893

Net unrealized appreciation of investments during the period	413,086

Net gain on investments	28,825,158

Net increase in net assets resulting from operations	$32,891,226

The accompanying notes are an integral part of these financial statements.

Putnam VT Equity Income Fund 7

Statement of changes in net assets

	Six months ended	Year ended
	6/30/11*	12/31/10

Increase (decrease) in net assets

Operations:

Net investment income	$4,066,068	$7,279,655

Net realized gain on investments and
foreign currency transactions	28,412,072	38,337,194

Net unrealized appreciation
of investments	413,086	629,994

Net increase in net assets resulting
from operations	32,891,226	46,246,843

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(3,933,072)	(4,092,900)

Class IB	(3,487,215)	(3,844,680)

Decrease from capital share transactions
(Note 4)	(14,222,681)	(46,873,616)

Total increase (decrease) in net assets	11,248,258	(8,564,353)

Net assets:

Beginning of period	395,802,812	404,367,165

End of period (including undistributed
net investment income of $3,676,508 and
$7,030,727, respectively)	$407,051,070	$395,802,812

* Unaudited.

The accompanying notes are an integral part of these financial statements.

8 Putnam VT Equity Income Fund

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

6/30/11†	$13.54	.15	1.00	1.15	(.28)	—	(.28)	$14.41	8.47*	$202,372	.31*	1.06 *	27*

12/31/10	12.24	.25	1.31	1.56	(.26)	—	(.26)	13.54	12.92	196,747.65		2.02	56

12/31/09	9.72	.25	2.40 [f]	2.65	(.13)	—	(.13)	12.24	27.82[f]	198,349	.76 [e]	2.43[e]	112

12/31/08	15.06	.30	(4.76)	(4.46)	(.30)	(.58)	(.88)	9.72	(31.02)	76,350	.78[e]	2.41[e]	74

12/31/07	15.87	.28	.24	.52	(.25)	(1.08)	(1.33)	15.06	3.46	128,150	.77[e]	1.79 [e]	74

12/31/06	13.96	.27	2.31	2.58	(.20)	(.47)	(.67)	15.87	19.15	128,870	.79[e]	1.85 [e]	82

Class IB

6/30/11†	$13.44	.13	.99	1.12	(.24)	—	(.24)	$14.32	8.35*	$204,679	.43*	.93*	27*

12/31/10	12.15	.22	1.31	1.53	(.24)	—	(.24)	13.44	12.70	199,056.90		1.77	56

12/31/09	9.66	.23	2.37[f]	2.60	(.11)	—	(.11)	12.15	27.48[f]	206,018	1.01[e]	2.17[e]	112

12/31/08	14.97	.27	(4.74)	(4.47)	(.26)	(.58)	(.84)	9.66	(31.21)	67,881	1.03 [e]	2.16 [e]	74

12/31/07	15.79	.24	.24	.48	(.22)	(1.08)	(1.30)	14.97	3.19	113,204	1.02[e]	1.54 [e]	74

12/31/06	13.89	.23	2.31	2.54	(.17)	(.47)	(.64)	15.79	18.93	112,555	1.04 [e]	1.61[e]	82

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset arrangements and brokerage/service arrangements (Note 2).

e Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

12/31/09	<0.01%

12/31/08	<0.01

12/31/07	<0.01

12/31/06	0.01

f Reflects a non-recurring litigation payment received by the fund from Tyco International, Ltd. which amounted to $0.06 per share outstanding as of March 13, 2009. This payment resulted in an increase to total returns of 0.63% for the year ended December 31, 2009.

The accompanying notes are an integral part of these financial statements.

Putnam VT Equity Income Fund 9

Notes to financial statements 6/30/11 (Unaudited)

Note 1 — Significant accounting policies

Putnam VT Equity Income Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks capital growth and current income by investing in common stocks of large U.S. companies, with a focus on value stocks that offer the potential for capital growth, current income, or both.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from January 1, 2011 through June 30, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

D) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with

10 Putnam VT Equity Income Fund

respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $56,151,128 and the fund received cash collateral of $56,955,463.

E) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

F) Line of credit The fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At December 31, 2010, the fund had a capital loss carryover of $198,761,553 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$136,635,388	12/31/15

42,508,670	12/31/16

19,617,495	12/31/17

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $378,275,960, resulting in gross unrealized appreciation and depreciation of $93,133,653 and $5,370,586, respectively, or net unrealized appreciation of $87,763,067.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

I) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

J) Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 42.5% of the fund is owned by accounts of one group of insurance companies.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.630%	of the first $5 billion,
0.580%	of the next $5 billion,
0.530%	of the next $10 billion,
0.480%	of the next $10 billion,
0.430%	of the next $50 billion,
0.410%	of the next $50 billion,
0.400%	of the next $100 billion,
0.395%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $18 under the expense offset arrangements and by $21,316 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $233, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

Putnam VT Equity Income Fund 11

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares.

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $111,400,092 and $130,138,502, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Six months ended 6/30/11		Year ended 12/31/10		Six months ended 6/30/11		Year ended 12/31/10

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	189,088	$2,689,202	429,098	$5,248,522	873,154	$12,332,729	596,045	$7,094,277

Shares issued in connection with
reinvestment of distributions	272,940	3,933,072	325,868	4,092,900	243,181	3,487,215	307,821	3,844,680

	462,028	6,622,274	754,966	9,341,422	1,116,335	15,819,944	903,866	10,938,957

Shares repurchased	(945,528)	(13,503,186)	(2,421,805)	(29,752,080)	(1,632,854)	(23,161,713)	(3,047,571)	(37,401,915)

Net decrease	(483,500)	$(6,880,912)	(1,666,839)	$(20,410,658)	(516,519)	$(7,341,769)	(2,143,705)	$(26,462,958)

Note 5 — Summary of derivative activity

As of the close of the reporting period, the fund did not hold any derivative instruments.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments
under ASC 815	Warrants	Total

Equity contracts	$151,941	$151,941

Total	$151,941	$151,941

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments
under ASC 815	Warrants	Total

Equity contracts	$(167,894)	$(167,894)

Total	$(167,894)	$(167,894)

Note 6 — Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $933 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $41,352,473 and $37,546,829, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7 — Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

12 Putnam VT Equity Income Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

The Board of Trustees, with the assistance of its Contract Committee which consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (“Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. Over the course of several months ending in June 2011, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees on a number of occasions. At the Trustees’ June 17, 2011 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2011. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds have new management contracts, with new fee schedules reflecting the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for a little over a year — since January or, for a few funds, February, 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Because these management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. Under its new management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions and extraordinary expenses). Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the

Putnam VT Equity Income Fund 13

1st quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2010 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2010 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of several investment oversight committees of the Trustees, which met on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during the 2009–2010 period and Putnam Management’s ongoing efforts to strengthen its investment personnel and processes. The Committee also noted the disappointing investment performance of some funds for periods ended December 31, 2010 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class IA share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper VP (Underlying Funds) — Equity Income Funds) for the one-year, three-year and five-year periods ended December 31, 2010 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	Three-year period	Five-year period

4th	1st	1st

Over the one-year, three-year and five-year periods ended December 31, 2010, there were 61, 56 and 50 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees, while noting that your fund’s investment performance in earlier periods had been favorable, expressed concern about your fund’s fourth quartile performance over the one-year period ended December 31, 2010 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s view that much of the fund’s underperformance over the one-year period was attributable to the fund’s investments in two companies linked to the Gulf of Mexico oil spill and to the impact of regulatory developments in the health care and financial sectors on the fund’s investments. They noted that the fund’s relative performance had improved over the second half of 2010, and that Putnam Management remained confident in the portfolio manager and his investment process based on the fund’s long-term performance. The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. These changes included Putnam Management’s efforts to increase accountability and to reduce complexity in the portfolio management process for the Putnam equity funds by moving generally from a portfolio management team structure to a decision-making process that vests full authority and responsibility with individual portfolio managers and by affirming its commitment to a fundamental-driven approach to investing. The Trustees noted that Putnam Management had also worked to strengthen its fundamental research capabilities by adding new investment personnel to the large-cap equity research team and

14 Putnam VT Equity Income Fund

by bringing U.S. and international research under common leadership. In addition, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to performance issues, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

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Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Ravi Akhoury
Boston, MA 02109	P.O. Box 8383	Barbara M. Baumann
	Boston, MA 02266-8383	Charles B. Curtis
Investment Sub-Manager	1-800-225-1581	Robert J. Darretta
Putnam Investments Limited		John A. Hill
57–59 St James’s Street	Custodian	Paul L. Joskow
London, England SW1A 1LD	State Street Bank and Trust Company	Kenneth R. Leibler
Robert E. Patterson
Marketing Services	Legal Counsel	George Putnam, III
Putnam Retail Management	Ropes & Gray LLP	Robert L. Reynolds
One Post Office Square		W. Thomas Stephens
Boston, MA 02109

Putnam VT Equity Income Fund 21

This report has been prepared for the shareholders	H503
of Putnam VT Equity Income Fund.	268671 8/11

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 26, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 26, 2011

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: August 26, 2011